UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549
_______________
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): February 23, 2018
SPECTRUM PHARMACEUTICALS, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-35006	93-0979187
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

11500 S. Eastern Ave., Ste. 240, Henderson, NV	89052
(Address of Principal Executive Offices)	(Zip Code)
Registrant's telephone number, including area code: (702) 835-6300
Not Applicable
(Former name or former address if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02    Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
On February 23, 2018, the Board of Directors (the “Board”) of Spectrum Pharmaceuticals, Inc. (the “Company”), approved a resolution increasing the authorized number of directors constituting the Board from eight members to nine members in accordance with the terms of Article III, Section 2 of the Second Amended and Restated Bylaws (the “Bylaws”) of the Company and appointed William L. Ashton to fill the newly created directorship and to serve on the Board until the Company’s next annual meeting of stockholders or until his respective successor is elected and qualified. As of the date of this filing, we do not presently contemplate that Mr. Ashton will be appointed to serve on any standing committee of the Board.
There are no arrangements or understandings between Mr. Ashton and any other persons pursuant to which he was elected to serve on the Board.
In connection with the appointment of Mr. Ashton to the Board, he also entered into the Company’s standard form of indemnification agreement providing for indemnification and advancement of expenses to the fullest extent permitted by the General Corporation Law of the State of Delaware.
Mr. Ashton shall receive fees, compensation and equity awards in accordance with the terms of the Company’s compensation policy for directors, which was disclosed in the Company’s definitive proxy statement on Schedule 14A filed with the SEC on April 17, 2017, the terms of which are incorporated by reference herein.
Item 5.03    Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.
On February 23, 2018, the Company's Board, pursuant to the authority conferred to it by Section 7 of Article VII of the Bylaws, approved an amendment of the Company's Bylaws effective immediately to update and expand the methods by which notice may be given to directors for special meetings of the Board. In addition to personal delivery, telephone and mail which were previously contained in the provision, notices of special meetings of the directors may now be given by voice messaging systems, facsimile, electronic mail and other electronic means as set forth in the amendment.
The foregoing description of the amendment to the Bylaws of the Company is qualified in its entirety by the full text of the Amendment to Second Amended and Restated Bylaws, which is included as Exhibit 3.2 to this Current Report on Form 8-K and incorporated herein by reference.
Item 9.01    Financial Statements and Exhibits.

(d)    Exhibits.

Exhibit No.	Description
3.2	Form of Amendment to Second Amended and Restated Bylaws of the Company.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SPECTRUM PHARMACEUTICALS, INC.

Date: February 27, 2018	By:	/s/ Kurt A. Gustafson
Kurt A. Gustafson Executive Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.    Description

3.2        Form of Amendment to Second Amended and Restated Bylaws of the Company.